                                                                   EXHIBIT 10.32

                                                                [EXECUTION COPY]

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT


     AMENDMENT No. 4 dated as of March 19, 1999 to the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 (as in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement") among VENATOR GROUP, INC. (formerly known as Woolworth Corporation) (the "Company"), the Subsidiary Borrowers listed on the signature pages hereof (the "Subsidiary Borrowers"), the BANKS party thereto, the CO-AGENTS party thereto, BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Documentation Agent, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank, and the LEAD ARRANGERS party thereto.

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Existing Credit Agreement by making each Subsidiary Borrower a party to the Existing Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall, on and as of the date hereof, refer to the Existing Credit Agreement as amended hereby.

     Section 2. 100% Vote Amendment. On and as of the date hereof, immediately after (and subject to) the effectiveness of the Required Banks Amendment (as defined in Amendment No. 3 to the Existing Credit Agreement dated as of March 19, 1999 among the parties to the Existing Credit Agreement) and upon satisfaction of the conditions set forth in Section 3 below, the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto. The amendment and restatement of the Existing Credit Agreement effected pursuant to this Section 2 is referred to herein as the "100% Vote Amendment", and the Existing Credit Agreement as amended and restated pursuant to the 100% Vote Amendment is referred to herein as the "Second Restated Credit Agreement".

     Section 3. Effectiveness of 100% Vote Amendment. The 100% Vote Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions:

     (a) receipt by the Administrative Agent of a counterpart hereof signed by the Company, each Subsidiary Borrower and all the Banks (or facsimile or other written confirmation satisfactory to the Administrative Agent that each such party has signed a counterpart hereof);

     (b) receipt by the Administrative Agent of an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, in form and substance reasonably satisfactory to the Required Banks;

     (c) receipt by the Administrative Agent of an opinion of Gary Bahler, General Counsel of the Borrower, in form and substance reasonably satisfactory to the Required Banks;

     (d) (i) the fact that the representations and warranties set forth in the Second Restated Credit Agreement and the other Loan Documents shall be true and correct on and as of the date hereof and (ii) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Company and each Subsidiary Borrower so certifying;

     (e) (i) the fact that, immediately after giving effect to the 100% Vote Amendment, no Default (as defined in the Second Restated Credit Agreement) shall have occurred and be continuing and (ii) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Company so certifying; and

     (f) receipt by the Administrative Agent of all documents that the Administrative Agent may reasonably request relating to the existence of the Company and each Subsidiary Borrower, the corporate authority for and the validity of this Amendment, the Second Restated Credit Agreement and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

     Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.




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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the date first above written.


                                    VENATOR GROUP, INC.


                                    By /s/ John H. Cannon
                                       --------------------
                                    Name: JOHN H. CANNON
                                    Title: Vice President and Treasurer

Each of the Subsidiary Borrowers listed below hereby consents to this Amendment and agrees to be a party to, and be bound by, the Existing Credit Agreement as amended and restated by the 100% Vote Amendment.

                                    eVENATOR, INC.


                                    By /s/ Bruce Hartman
                                       ------------------
                                    Name:  BRUCE HARTMAN
                                    Title: Senior Vice President and
                                           Chief Financial/Officer


                                    VENATOR GROUP RETAIL, INC.


                                    By /s/ Bruce Hartman
                                       ------------------
                                    Name:  BRUCE HARTMAN
                                    Title: Senior Vice President and
                                           Chief Financial/Officer


                                    TEAM EDITION APPAREL, INC.


                                    By /s/ Bruce Hartman
                                       -------------------
                                    Name:  BRUCE HARTMAN
                                    Title: Senior Vice President and
                                           Chief Financial/Officer


                                    NORTHERN REFLECTIONS INC.


                                    By /s/ Bruce Hartman
                                       --------------------
                                    Name:  BRUCE HARTMAN
                                    Title: Senior Vice President and
                                           Chief Financial/Officer


                                    VENATOR GROUP SPECIALTY, INC.


                                    By /s/ Bruce Hartman
                                       --------------------
                                    Name:  BRUCE HARTMAN
                                    Title: Senior Vice President and
                                           Chief Financial/Officer

                                    THE SAN FRANCISCO MUSIC BOX COMPANY


                                    By /s/ John H. Cannon
                                       --------------------
                                    Name:  JOHN H. CANNON
                                    Title: Vice President and Treasurer


                                    FOOT LOCKER EUROPE B.V.


                                    By /s/ John H. Cannon
                                       ---------------------
                                    Name:  JOHN H. CANNON
                                    Title: Vice Pesident and Treasurer


                                    FOOT LOCKER JAPAN K.K.


                                    By /s/ John H. Cannon
                                      ----------------------
                                    Name:  JOHN H. CANNON
                                    Title: Vice President and Treasurer


                                    VENATOR GROUP AUSTRALIA LIMITED


                                    By /s/ John H. Cannon
                                       ---------------------
                                    Name:  JOHN H. CANNON
                                    Title: Vice President and Treasurer


                                    VENATOR GROUP CANADA INC.


                                    By /s/ John H. Cannon
                                      ----------------------
                                    Name:  JOHN H. CANNON
                                    Title: Vice President and Treasurer





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                                    J.P. MORGAN SECURITIES INC.,
                                      as Lead Arranger


                                    By /s/ Jenny Y. Lee
                                       ---------------------
                                    Name:  JENNY Y. LEE
                                    Title: Vice President


                                    BNY CAPITAL MARKETS, INC.,
                                       as Lead Arranger


                                    By /s/ Jeffrey D. Landau
                                      ------------------------
                                    Name:  JEFFREY D. LANDAU
                                    Title: Managing Director


                                    NATIONSBANK MONTGOMERY LLC,
                                      as Lead Arranger


                                    By /s/ Bill Manley
                                      --------------------
                                    Name:  BILL MANLEY
                                    Title: Managing Director



                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                    By /s/ Unn Boucher
                                      ---------------------
                                    Name:  UNN BOUCHER
                                    Title: Vice President






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                                    BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION,
                                       as Documentation Agent and a Bank


                                    By /s/ Bill Manley
                                      --------------------
                                    Name:  BILL MANLEY
                                    Title: Managing Director


                                    NATIONSBANK, N.A.


                                    By /s/ Bill Manley
                                      ---------------------
                                    Name:  BILL MANLEY
                                    Title: Managing Director


                                    THE BANK OF NEW YORK


                                    By /s/ Howard F. Bascom, Jr.
                                      ---------------------------
                                    Name:  HOWARD F. BASCOM, JR.
                                    Title: Vice President


                                    THE BANK OF NOVA SCOTIA,
                                       as Co-Agent and a Bank


                                    By /s/ J. Alan Edwards
                                      -----------------------
                                    Name:  J. ALAN EDWARDS
                                    Title: Authorized Signatory


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY, as Co-Agent and a Bank


                                    By /s/ Jim Brown
                                      ------------------
                                    Name:  JIM BROWN
                                    Title: Vice President












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                                    TORONTO DOMINION (NEW YORK), INC.,
                                       as Co-Agent and a Bank


                                    By /s/ David G. Parker
                                       ---------------------
                                    Name:  DAVID G. PARKER
                                    Title: Vice President


                                    COMMERZBANK AG, NEW YORK BRANCH


                                    By /s/ David T. Whitworth
                                      -------------------------
                                    Name:  DAVID T. WHITWORTH
                                    Title: Senior Vice President


                                    By /s/ Robert J. Donohue
                                      ------------------------
                                    Name:  ROBERT J. DONOHUE
                                    Title: Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Vladimir Labun
                                      ----------------------------
                                    Name:  VLADIMIR LABUN
                                    Title: First Vice President-Manager


                                    DEUTSCHE BANK AG, NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH


                                    By /s/ Susan M. O'Connor
                                      ---------------------------
                                    Name:  SUSAN M. O'CONNOR
                                    Title: Director


                                    By /s/ Sheryl L. Paynter
                                      ----------------------------
                                    Name:  SHERYL L. PAYNTER
                                    Title: Associate









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                                    KEYBANK NATIONAL ASSOCIATION


                                    By /s/ Daniel W. Lally
                                      ------------------------
                                    Name:  DANIEL W. LALLY
                                    Title: Assistant Vice President



                                    WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION


                                    By /s/ Razia Damji
                                      ---------------------
                                    Name:  RAZIA DAMJI
                                    Title: Vice President



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By /s/ Corinne Heyning
                                       ----------------------
                                    Name:  CORINNE HEYNING
                                    Title: Vice President







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                                    THE BANK OF NEW YORK, as Administrative
                                       Agent, LC Agent and Swingline Bank


                                    By /s/ Howard F. Bascom, Jr.
                                      ----------------------------
                                    Name:  HOWARD F. BASCOM, JR.
                                    Title: Vice President

Acknowledged and consented to by:

                                    EASTBAY, INC.
                                    eVENATOR, INC.
                                    FOOT LOCKER JAPAN, INC.
                                    NORTHERN REFLECTIONS INC.
                                    RICHMAN BROTHERS COMPANY
                                    ROBBY'S SPORTING GOODS, INC.
                                    TEAM EDITION APPAREL, INC.
                                    THE SAN FRANCISCO MUSIC BOX
                                       COMPANY
                                    VENATOR GROUP CORPORATE SERVICES,
                                        INC.
                                    VENATOR GROUP HOLDINGS, INC.
                                    VENATOR GROUP RETAIL, INC.
                                    VENATOR GROUP SOURCING, INC.
                                    VENATOR GROUP SPECIALITY, INC.


                                    By: /s/ John H. Cannon
                                        ----------------------
                                         Name:  JOHN H. CANNON
                                         Title: Vice President and Treasurer



                                    RETAIL COMPANY OF GERMANY, INC.


                                    By: /s/ Bruce Hartman
                                        ---------------------
                                         Name:  BRUCE HARTMAN
                                         Title: Senior Vice President and
                                                Chief Operating Officer